SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Filed by the Registrant [X]
         Filed by a Party other than the Registrant [ ]
         Check the appropriate box:

      [ ] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
      [ ] Definitive Proxy Statement
      [X] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                  MONSANTO COMPANY
                  (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     ------------------------------------------
                     (NAME OF PERSON(S) FILING PROXY STATEMENT,
                           IF OTHER THAN THE REGISTRANT)

      Payment of Filing Fee (Check the appropriate box):
       [X]  No fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies.
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        (2) Aggregate number of securities to which transaction applies:
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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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        (4) Proposed maximum aggregate value of transactions:
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        (5) Total fee paid:
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       [_]  Fee paid previously with preliminary materials.
       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of this filing.

        (1) Amount Previously Paid:

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        (4) Date Filed:

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      IMMEDIATELY                 CONTACT:  Scarlett Lee Foster
                                            314-694-2883
                                            slfost@monsanto.com




                                  MONSANTO RECEIVES APPROVAL
                                  FROM IRS ON
                                  TAX-FREE STATUS OF SPINOFF OF
                                  CHEMICAL BUSINESSES


              ST. LOUIS, July 22, 1997 - Monsanto Company has received a ruling from the U.S. Internal Revenue Service that the spinoff of its chemical businesses will be tax free for federal income tax purposes to Monsanto and its U.S. shareowners.  Monsanto is holding a special meeting of shareowners on Monday, Aug. 18,

         1997, at 10:00 a.m. at its headquarters in St. Louis.

         Shareowners will vote on the spinoff and related matters, which are described in a proxy statement mailed to shareowners on

         July 14, 1997.



                                      -oOo-



         St. Louis
         072297













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